UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2023

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	001-13149		38-1239739
(State of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

2825 Airview Boulevard,	Kalamazoo,	Michigan	49002
(Address of principal executive offices)			(Zip Code)

	(269)	385-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	SYK	New York Stock Exchange
1.125% Notes due 2023	SYK23	New York Stock Exchange
0.250% Notes due 2024	SYK24A	New York Stock Exchange
2.125% Notes due 2027	SYK27	New York Stock Exchange
0.750% Notes due 2029	SYK29	New York Stock Exchange
2.625% Notes due 2030	SYK30	New York Stock Exchange
1.000% Notes due 2031	SYK31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company's Annual Meeting of Shareholders held on May 10, 2023, shareholders voted on five proposals and cast their votes as follows:

1)	All ten directors were elected to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified based upon the following votes:

	Shares
Name	For	Against	Abstain	Broker Non-Votes
Mary K. Brainerd	310,761,719	4,989,306	215,700	24,790,384
Giovanni Caforio, M.D.	308,278,846	7,463,168	224,711	24,790,384
Srikant M. Datar, Ph.D.	308,216,377	7,522,232	228,116	24,790,384
Allan C. Golston	302,026,545	13,715,907	224,273	24,790,384
Kevin A. Lobo	302,379,861	12,982,665	604,199	24,790,384
Sherilyn S. McCoy	311,095,594	4,665,737	205,394	24,790,384
Andrew K. Silvernail	308,150,779	7,585,672	230,274	24,790,384
Lisa M. Skeete Tatum	311,815,356	3,923,011	228,358	24,790,384
Ronda E. Stryker	309,117,495	6,683,163	166,067	24,790,384
Rajeev Suri	312,111,997	3,617,075	237,653	24,790,384

2)	The appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023 was ratified based upon the following votes:

Shares
For	Against	Abstain
316,729,343	23,636,548	391,218

3)	The advisory vote on the resolution relating to compensation of our named executive officers was approved based upon the following votes:

Shares
For	Against	Abstain	Broker Non-Votes
275,481,188	39,669,362	816,175	24,790,384

4)	The advisory vote on the frequency of future advisory votes on the Company’s named executive officer compensation:

Shares
One Year	Two Years	Three Years	Abstain
311,571,483	446,359	3,480,094	468,789
The results of the shareholder vote with respect to the frequency of the advisory vote on executive compensation were consistent with the recommendation of the Company's Board of Directors that such vote be held every year. Accordingly, the Company will hold an annual advisory say-on-pay vote until the next required vote on the frequency of shareholder votes on the compensation of executives.

5)	The shareholder proposal related to political disclosure was not approved based upon the following votes:

Shares
For	Against	Abstain	Broker Non-Votes
115,557,988	198,401,374	2,007,363	24,790,384

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION
(Registrant)

Date:	May 16, 2023	/s/ ANDRÉS CEDRÓN
Andrés Cedrón
Vice President, Corporate Secretary